SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 6, 2006

OPINION RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-14927 (Commission File Number)	22-3118960 (I.R.S. Employer Identification No.)

600 College Road East, Suite 4100, Princeton, New Jersey (Address of principal executive offices)	08540 (Zip Code)
Registrant’s telephone number, including area code: (609) 452-5400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
SIGNATURE

Item 1.01. Entry into a Material Definitive Agreement
Named Executive Officer Compensation
     Effective March 6, 2006, the Compensation Committee of the Board of Directors of Opinion Research Corporation (the “Company”) determined the annual base salary for 2006 and the incentive award for 2005 payable to each of the following executive officers to be named in the Company’s summary compensation table:

	Annual Base Salary	Incentive
Executive Officer	Effective January 1, 2006	Award for 2005

Frank J. Quirk	$343,000	$106,330
Douglas L. Cox	$290,000	$18,750
Gregory N Mahnke	$275,000	$78,480
Gerard J. Miodus	$250,000	$28,248
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPINION RESEARCH CORPORATION
Date: March 10, 2006	By:	/s/ Douglas L. Cox
		Name:	Douglas L. Cox
		Title:	Executive Vice President and Chief Financial Officer